UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2022

THE CHILDREN’S PLACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

500 Plaza Drive, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	PLCE	NASDAQ Global Select Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2022 Annual Meeting of Stockholders, the Company’s stockholders voted on: (i) the election of each of the Company’s ten nominees for Director for a one-year term expiring in 2023; (ii) the ratification of the appointment of Ernst & Young LLP, as the Company’s independent registered public accounting firm for the Company’s fiscal year ending January 28, 2023; and (iii) the approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers as described in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders.

The results of the voting were as follows:

	For	Against	Abstentions	Broker Non-Votes
Election of Directors
Joseph Alutto	10,092,919	203,602	2,849	1,232,949
John E. Bachman	9,911,251	385,295	2,824	1,232,949
Marla Beck	10,196,797	99,933	2,640	1,232,949
Elizabeth J. Boland	9,941,335	355,395	2,640	1,232,949
Jane Elfers	10,111,496	184,033	3,841	1,232,949
John A. Frascotti	10,229,731	66,800	2,839	1,232,949
Tracey R. Griffin	10,105,666	191,131	2,573	1,232,949
Katherine Kountze	10,222,139	74,598	2,633	1,232,949
Norman Matthews	9,394,905	887,001	17,464	1,232,949
Debby Reiner	10,090,537	206,260	2,573	1,232,949

Ratification of the Appointment Of Independent Registered Public Accounting Firm	11,064,129	465,166	3,024	0

Compensation Paid to Named Executive Officers (“Say-on-Pay”)	8,686,097	1,608,672	4,601	1,232,949

Item 8.01	Other Events.

Following their election to the Board of Directors (the “Board”) of the Company at the 2022 Annual Meeting of Stockholders, the Company appointed the membership and leadership of each of the Company’s Board committees as follows:

Audit Committee	Human Capital & Compensation Committee	Corporate Responsibility, Sustainability & Governance Committee
John E. Bachman (Chair)	Debby Reiner (Chair)	Joseph Alutto (Chair)
Elizabeth J. Boland	Tracey R. Griffin	John E. Bachman
Katherine Kountze	Norman Matthews	Marla Beck
John A. Frascotti
Norman Matthews

*    *   *

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2022

THE CHILDREN’S PLACE, INC.

By:	/s/ Jane Elfers
Name:	Jane Elfers
Title:	President and Chief Executive Officer

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